UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 3, 2016

LILIS ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-35330	74-3231613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

216 16th Street, Suite #1350
Denver, CO	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 893-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into A Material Definitive Agreement.

Convertible Note Amendment

On August 3, 2016, the Company and the remaining holders of approximately $1.8 million of the Company’s 12% convertible subordinated notes (the “Notes”) entered into the first amendment to the Notes (the “Amendment”).  Pursuant to the Amendment: (i) the maturity date was changed to January 2, 2017, (ii) the conversion price was adjusted to $1.10 (the “Conversion Price”) and (iii) the coupon was increased to 15% per annum. All accrued and unpaid interest on the Notes may also be convertible in certain circumstances at the Conversion Price. Additionally, if the aggregate principal amount outstanding on the Notes is not either converted by the Holder or repaid in full on or before the maturity date, the Company will pay a 25% premium on the maturity date. In exchange for the holders’ willingness to enter into the Amendment, the Company issued to the holders warrants to purchase up to approximately 1.7 million shares (the “Warrants”) of the Company’s common stock, par value $0.0001 (the “Common Stock”). The Warrants have an exercise price of $2.50 per share, and are immediately exercisable from the issuance date for a period of three years, subject to certain circumstances.

In connection with the foregoing, the Company relied upon the exemption from securities registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”), for transactions not involving a public offering.

The foregoing description of the terms of the Amendment and the Warrants is not complete and is qualified in its entirety by reference to the terms of the Amendment and the form of Warrant attached as Exhibits 10.1 and 4.2 hereto, respectively and incorporated by reference herein.

Item 3.02	Unregistered Sale of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
4.1	Form of Warrant (incorporated by reference to Exhibit 4.2 to the Company’s current report on Form 8-K filed on January 5, 2016).
10.1	First Amendment to the Convertible Subordinated Promissory Notes, dated as of August 3, 2016, among Lilis Energy, Inc. and the parties signatory thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2016	LILIS ENERGY, INC.

	By:	/s/ Kevin Nanke
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
4.1	Form of Warrant (incorporated by reference to Exhibit 4.2 to the Company’s current report on Form 8-K filed on January 5, 2016).
10.1	First Amendment to the Convertible Subordinated Promissory Notes, dated as of August 3, 2016, among Lilis Energy, Inc. and the parties signatory thereto.